UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2020

Date of reporting period:  August 31, 2019

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Semi-Annual Report

For The Six Months Ended

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

American Trust Allegiance Fund

October 2019

Dear Fellow Shareholders,

At the time of this writing in mid-September, the U.S. stock market is not far off its all-time high.  That fact belies the reality of a market bifurcated between so-called momentum stocks (expensive in our view) and value stocks (cheap in our view), investor fatigue from a rollercoaster experience in the last year, and significant uncertainties about the underpinnings of the market.  We will discuss the bifurcated market at some length in the positioning and investment outlook portion of the letter.  In preview, we believe an incipient rotation from momentum to value could augur to the benefit of shareholders.  As to fatigue and uncertainty, there is plenty to go around.

A chaotic trade environment and stalled business investment are breaking economies here and abroad.  While the manufacturing sector is a very small part of our economy, it has been particularly hard hit.  Weak foreign demand, a strong dollar, a drop-in oil prices and a temporary inventory build are all forces at work in the near term.  In the much larger U.S. service economy, a strong consumer soldiers on and drives overall economic growth.  Trade developments, further easing of monetary conditions and consumer resiliency will all be important factors in the coming six months that will define the conditions in which we invest.  We have continued our work to reduce risk in the face of rising uncertainty.

PERFORMANCE DISCUSSION

The performance of the American Trust Allegiance Fund (the “Fund”) during the six-month fiscal period ended August 31, 2019 (that constitutes the measurement period for this Semi-Annual Report) was a total return of 3.29% versus 6.15% for the S&P 500® Index (“S&P 500”).  Underperformance relative to the S&P 500 in the six months therefore stands at -2.86%.  Over three quarters of this underperformance (i.e., -2.2%) stems from our decision to invest in overseas markets, which constituted one fifth of the Fund at period end.  In mid-December 2018, we made significant changes to the Fund to position for what we believed were strong relative value opportunities.  Specifically, we increased our international holdings, moving to a 12.5% position in emerging markets through five new holdings – three in Latin America and two in Asia.  Stock markets in the relevant Asian and Latin American markets declined during this six-month period versus a rising U.S. market.

Of the remaining difference, the net negative impact (-0.66%) on balance all stems from stock specific performance.  The performance contribution from how much we invested in certain economic sectors was on balance positive.  We will discuss each impact in turn, starting with sectors.

American Trust Allegiance Fund

With two exceptions, the mix of outperforming and underperforming sectors in the period cleanly divides into two camps:  1) sectors whose stocks are seen as defensive with solid dividends and more stable characteristics, or alternatively those thought to be impregnable, such as the (perceived to be) trade-immune technology sector; and 2) cyclical stocks.  The latter group includes materials, financials, industrials and energy – all of which underperformed the market.  The former group, starting with the defensive sectors, includes real estate, consumer staples, utilities and communication services, plus technology.  Economic uncertainty from a brewing trade war, plus plummeting interest rates, boosted the defensive sectors.  That same uncertainty hurt the economically sensitive cyclicals, and investors flocked to technology for its perceived immunity.  Sectors which were exceptions to the two camps outlined above, for idiosyncratic reasons, were:  Health Care, which was up 10.8% during the prior fiscal year (ended February 2019), or almost twice the overall market during that period, was a laggard in the current six month period on valuation concerns; and Consumer Discretionary beat the overall market on continued consumer strength and the surprising resilience of some large traditional retailers to the challenges of e-commerce.

The two exhibits below show: first, a graphical depiction of year-to-date performance by industry sector and; second, a table of sector weightings for the S&P 500 as compared to the Fund, and the impact of the Fund’s weightings relative to the S&P 500 on performance.  This impact is measured in “basis points,” which are hundredths of a percent (i.e., 100 basis points = 1%).

Of the six-month relative performance, the lack of exposure to Health Care boosted the Fund’s relative performance by 89 basis points as the Health Care sector saw a -0.3% return, lagging the market’s 6.2% return.  The Fund’s large position in Technology – at 28% versus 22% – similarly helped performance by 42 basis points.  On the other hand, the Fund’s overweight positions in the cyclically sensitive Financials, Industrials and Energy sectors was a negative for the period, erasing 67 bps of relative performance.  Overall, the net effect of our relative sector weights was a positive 55 basis points.

American Trust Allegiance Fund

Six-month performance for the S&P 500® Index and its industry sectors, through 8/31/19

					Attribution
	Six-month	8/31/2019 weights			of sector
Sector	performance	S&P 500	ATAFX	delta	weights in bps
Real Estate	14.7%	3.3%	5.3%	2.0%	17
Technology	13.2%	22.1%	28.0%	6.0%	42
Cons. Staples	12.6%	7.6%	8.5%	0.9%	6
Utilities	11.5%	3.5%	2.4%	-1.1%	-6
Cons. Disc.	9.2%	10.2%	3.9%	-6.2%	-19
Comm. Svs	8.9%	10.5%	7.6%	-2.8%	-8
S&P 500	6.2%
Materials	4.2%	2.7%	2.9%	0.2%	0
Financials	2.5%	12.8%	15.2%	2.4%	-9
Industrials	0.4%	9.2%	14.3%	5.1%	-30
Health Care	-0.3%	13.9%	0.0%	-13.9%	89
Energy	-10.4%	4.4%	6.1%	1.7%	-28

As of 08/31/19		Net effect of sector weights			55

Another element impacting relative performance is individual stock picking. We believe this is very much a “stock picker’s market,” with idiosyncratic sector and stock-specific factors critical to relative performance.  We have positioned the Fund accordingly, with a particular emphasis on trade-driven impacts that may be overdone or conversely not sufficiently appreciated.

American Trust Allegiance Fund

Notwithstanding the negative performance attribution from being invested in emerging markets rather than domestically, in terms of stock picking we were on balance pleased with our selections.  Our best performing stock in the period, PagSeguro Digital Ltd. (one of Brazil’s largest digital payments companies) added 198 basis points to the Fund’s performance.  Less favorably, Baidu, Inc., (China’s largest internet search company) was our second largest detractor to the Fund’s performance (-71 basis points).  Since the end of the period, we have sold Baidu, Inc. from the Fund.

One of the defining characteristics of our investing philosophy is that we seek to find “growth at a reasonable price,” or “GARP.”  This investment philosophy seeks stocks of companies that are growing, and whose valuation we deem to be “reasonable.”  Of course, what is reasonable is debatable, and therein lies opportunity.  On an individual stock basis, we have used the market’s recent tendency to drastically mark down shares in the wake of an earnings disappointment or perceived risk to build positions in companies we believe enjoy good long-term prospects.

Additions made to the Fund in the period include Albemarle Corp., Pioneer Natural Resources Co., LyondellBasell Industries N.V. and Spirit Realty Capital, Inc.  Albemarle Corp. is a specialty chemical company that has evolved into the largest supplier of lithium, used in industrial applications and for batteries – including those used in electric vehicles.  Pioneer Natural Resources Co., a successor to T. Boone Pickens’ Mesa Petroleum, is an oil & gas exploration and production company that has the largest contiguous landholding in the prolific Permian Basin in West Texas.  LyondellBasell Industries N.V. is a Gulf Coast petrochemical producer that benefits from inexpensive feedstock that is a byproduct of surging Texas oil production.  Lastly, Spirit Realty Capital, Inc. is a Dallas-based real estate investment fund that is well-positioned in the attractive triple net lease sector.

We believe that these companies, a mix of out-of-favor stocks and undervalued situations, are all high-quality companies which will grow nicely over time, and we believe that we have bought them at reasonable valuations.  To the extent that the market continues to act in this way, we believe that we have an opportunity to “trade up” by purchasing high-quality companies at compelling entry points, while conversely the market is affording us an avenue for selling positions that have done well at what we believe are healthy valuation levels.

We believe that the Fund’s performance, while lagging the market in the period, reflects a balanced approach to risk versus reward.  While avoiding some of the most prominent high-flyers whose valuations appear stretched to us, we believe we are positioned for a likely rotation into safer, more attractively valued securities.

American Trust Allegiance Fund

POSITIONING AND INVESTMENT OUTLOOK

We continue to have confidence in the durability of U.S. economic growth and corporate profits, on the back of tax reform, strong consumer sentiment, and accommodative monetary policy.  Against these positives, an uncertain trade environment is creating considerable anxiety and stock volatility.  We are capitalizing on this uncertainty and volatility by: 1) adding exposure to quality companies which we believe are discounting onerous trade outcomes, and reducing exposure to those that are not; 2) increasing exposure to companies whose business models are relatively immune to trade woes, or to select international markets that are less impacted by trade; and 3) remaining selectively positioned for an uptick in capital spending in the U.S.

We utilize both a top-down and bottom-up methodology in defining sector weights.  While we believe that sector diversification can be important in reducing risk, we also believe that it is fruitful to pay attention to relative sector attractiveness and to act upon our insights.  Accordingly, our GARP–informed, individual stock selection often helps us identify opportunities amongst sectors or alternatively, confirms or challenges our top-down view.  We have found that this reflexive top-down/bottom-up discipline makes for a more rigorous examination of, and reflection upon, what makes for an attractive/unattractive sector or stock.

The exhibit below shows selected valuation and growth metrics for S&P 500 sectors as of August 31, 2019.  A quick glance at Fund sector weights shows that, with the notable exception of Technology and Communication Services, we are generally underweight groups that are expensive relative to their history and overweight groups that are inexpensive relative to their history.  The second column shows the standard deviation to 10-year history for the price/earnings (“P/E”) ratios for each sector (next 12 months basis).  Our divergence from this sector attractiveness rubric in Technology and Communication Services is respectively a function of: 1) specific trend-favored opportunity; and 2) our perception of risk in the telecommunications subsector.

Although technology stocks, in aggregate, are somewhat expensive, we continue to find selected stocks where we reckon a relatively good trade-off between risk and reward exists.  Moreover, secular (or long-term) trends behind increased automation of business processes and household and vehicular control, coupled with advances in communications and miniaturization of electronics, are driving growth opportunities for technology companies that are well beyond the cyclical norms experienced in the last ten years.  Accordingly, we remain overweight Technology stocks relative to the S&P 500.  Conversely, we have maintained an underweight position in Communication Services on account of balance sheet concerns for some of the largest telecommunications service providers.

American Trust Allegiance Fund

Selected valuation and growth metrics for the S&P 500 Index sectors as of August 31, 2019

ATAFX		NTM		Std Dev to	NTM EPS	PEG	Free Cash
weights		P/E Ratio		10-yr History	Growth	Ratio	Flow Yield
++	Information
	Technology	20.8	x	3.4	12%	1.7	4.8%
---	Consumer
	Discretionary	22.4	x	2.0	19%	1.2	3.9%
	S&P 500	17.5	x	0.9	12%	1.5	4.4%
-	Utilities	19.1	x	0.9	5%	3.8	-1.5%
+	Consumer
	Staples	20.0	x	0.7	6%	3.4	4.2%
++	Real Estate	19.4	x	-0.1	10%	2.0	nm
++	Energy	17.1	x	-0.4	11%	1.5	4.4%
---	Health Care	15.5	x	-0.6	10%	1.5	5.3%
++	Financials	12.5	x	-0.8	9%	1.4	nm
+	Materials	18.1	x	-0.9	23%	0.8	4.2%
+++	Industrials	16.6	x	-0.9	10%	1.6	3.7%
--	Communication
	Services	17.7	x	-2.0	13%	1.4	5.3%

	Key to relative sector weights (see prior table for exact sector weights)
+++	Significantly overweighted
++	Moderately overweighted
+	Slightly overweighted
-	Slightly underweighted
--	Moderately underweighted
---	Significantly underweighted

Source: ATIA, Factset, GS Strategy Research

NTM P/E ratio – Next Twelve Months price to earnings ratio.  A commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (“Std Dev”) – Std Dev is a commonly used measure of variability used in statistics and probability. It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value. Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data. In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

American Trust Allegiance Fund

EPS – Earnings per share. The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company. EPS Growth is not a measure of future performance.

PEG ratio – (Price/earnings)/growth rate. This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios. The higher the PEG ratio, the higher the valuation as measured by a P/E ratio is for a given unit of growth. Higher numbers are more “expensive” than lower values, all else being equal.

Free cash flow yield – Free cash flow per share/Price per share. Higher numbers generally indicate more favorable stocks as investors like to minimize the amount they pay for a given level of cash flow.

P/E ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stock divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

A further perspective on how your Fund is positioned is through the lens of style investing.  Investing styles include value, growth, our GARP approach, and a few others.  As we write this in mid-September, a sampling of business news headlines includes the following:  “The Stock Market Is Acting Stranger Than Usual” and “Everything That Worked In Global Markets in 2019 Suddenly Doesn’t” (both from Bloomberg); and “Hunting for Cheap Stocks Is Back in Favor” (the Wall Street Journal).  All of these refer to a rotation away from growth and momentum-oriented investing toward value investing.  We believe, to the extent that this rotation is sustained, that this investment environment could be favorable for the Fund’s positioning and underlying investment philosophy.

Bear markets in stocks are typically brought on by recessions.  While the likelihood of a recession has risen in the past six months, we do not see a downturn as likely in the near term.  Nevertheless, as discussed above, we have taken actions to lessen portfolio risk, including carrying above normal cash balances in the Fund.  We continue to believe that one of the best protections for investment capital is the purchase of high-quality companies at reasonable prices.  We will continue with this discipline as we strive to balance long-term opportunity with prudent risk management.

American Trust Allegiance Fund

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.  The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have similar policies.  The Fund’s portfolio will generally consist predominantly of mid- and large-capitalization stocks, but in some market environments small-capitalization stocks may constitute a large portion of the Fund’s portfolio.  Small-capitalization companies tend to have limited liquidity and greater price volatility than mid-and large-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

It is not possible to directly invest in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Delta – Difference between two numbers.

The Fund is distributed by Quasar Distributors, LCC.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2019 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/19 – 8/31/19).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/19	8/31/19	3/1/19 – 8/31/19*
Actual	$1,000.00	$1,032.90	$7.41
Hypothetical (5% return	$1,000.00	$1,017.85	$7.35
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited)

Shares	COMMON STOCKS: 85.93%	Value

	Administrative Support and Services: 1.16%
2,560	PayPal Holdings, Inc.*	$279,168

	Air Transportation: 1.83%
8,470	Southwest Airlines Co.	443,150

	Apparel Manufacturing: 2.07%
819	Kontoor Brands, Inc.	28,043
5,735	VF Corp.	469,983
		498,026

	Broadcasting (except Internet): 4.12%
17,620	CBS Corp. – Class B+	741,097
5,620	Comcast Corp. – Class A	248,741
		989,838
	Chemical Manufacturing: 2.93%
3,990	Albemarle Corp.	246,303
5,920	LyondellBasell Industries N.V. – Class A#	458,090
		704,393

	Computer and Electronic
	Product Manufacturing: 12.38%
3,815	Apple, Inc.	796,343
2,380	Northrop Grumman Corp.	875,531
8,240	NXP Semiconductors N.V.#	841,634
8,120	Sony Corp. – ADR	462,109
		2,975,617

	Couriers and Messengers: 2.99%
4,525	FedEx Corp.	717,710

	Credit Intermediation and
	Related Activities: 6.21%
32,620	Bank of America Corp.	897,376
2,870	Credicorp Ltd.#	594,434
		1,491,810

	Data Processing, Hosting, and
	Related Services: 3.20%
15,420	Pagseguro Digital Ltd. – Class A*#	770,383

	Food Manufacturing: 4.29%
1,420	McCormick & Co., Inc.+	231,275
14,475	Mondelez International, Inc. – Class A	799,310
		1,030,585

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

Shares		Value

	General Merchandise Stores: 4.26%
9,570	Target Corp.	$1,024,373

	Insurance Carriers and Related Activities: 4.84%
19,000	AIA Group Ltd. – ADR	734,540
2,110	Berkshire Hathaway, Inc. – Class B*	429,195
		1,163,735

	Machinery Manufacturing: 5.64%
3,390	Caterpillar, Inc.	403,410
4,530	Lam Research Corp.	953,610
		1,357,020

	Merchant Wholesalers, Durable Goods: 0.80%
5,220	Gentherm, Inc.*	191,574

	Miscellaneous Manufacturing: 2.56%
13,000	Nintendo Co., Ltd. – ADR	614,250

	Oil and Gas Extraction: 3.97%
13,260	Occidental Petroleum Corp.	576,545
3,060	Pioneer Natural Resources Co.	377,665
		954,210

	Other Information Services: 2.28%
2,955	Facebook, Inc. – Class A*	548,655

	Professional, Scientific, and
	Technical Services: 5.27%
14,260	Jacobs Engineering Group, Inc.	1,267,144

	Publishing Industries (except Internet): 5.33%
7,790	Citrix Systems, Inc.	724,314
4,040	Microsoft Corp.	556,955
		1,281,269

	Real Estate: 3.45%
15,846	CBRE Group, Inc. – Class A*	828,270

	Securities, Commodity Contracts,
	and Other Finance: 1.81%
10,415	E*TRADE Financial Corp.	434,722

	Support Activities for Mining: 2.13%
9,830	ConocoPhillips	512,929

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2019 (Unaudited), Continued

Shares		Value

	Utilities: 2.41%
70,700	Enel Americas SA – ADR	$578,326
	TOTAL COMMON STOCKS (Cost $16,891,526)	20,657,157

	REITs: 8.59%
	Real Estate: 5.48%
1,310	American Tower Corp.	301,549
3,440	Boston Properties, Inc.	441,765
12,000	Spirit Reality Capital, Inc.	575,280
		1,318,594
	Warehousing and Storage: 3.11%
23,460	Iron Mountain, Inc.	747,201
	TOTAL REITs (Cost $1,887,785)	2,065,795

	SHORT-TERM INVESTMENTS: 5.68%
1,365,332	Fidelity Investments Money Market
	Government Portfolio – Class I, 2.00%†	1,365,332
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,365,332)	1,365,332
	Total Investments in Securities
	(Cost $20,144,643): 100.20%	24,088,284
	Liabilities in Excess of Other Assets: (0.20)%	(48,165)
	Net Assets: 100.00%	$24,040,119

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of August 31, 2019.
+	Non-voting shares.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $20,144,643)	$24,088,284
Receivables:
Dividends and interest	15,480
Dividend tax reclaim	1,224
Prepaid expenses	8,445
Total assets	24,113,433

LIABILITIES
Payables:
Due to advisor	9,732
Administration fees	9,120
Audit fees	10,315
Transfer agent fees and expenses	10,466
Fund accounting fees	7,891
Legal fees	4,652
Custody fees	542
Shareholder reporting	12,947
Chief Compliance Officer fee	2,790
Trustee fees and expenses	792
Accrued other expenses	4,067
Total liabilities	73,314

NET ASSETS	$24,040,119
Net asset value, offering and redemption
price per share [$24,040,119/860,519 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$27.94

COMPONENTS OF NET ASSETS
Paid-in capital	$17,924,634
Total distributable earnings	6,115,485
Net assets	$24,040,119

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2019 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $5,532)	$238,860
Interest	15,589
Total income	254,449

Expenses
Advisory fees (Note 4)	116,942
Administration fees (Note 4)	24,640
Transfer agent fees and expenses (Note 4)	23,659
Fund accounting fees (Note 4)	14,844
Registration fees	10,804
Audit fees	10,315
Trustee fees and expenses	7,831
Legal fees	6,531
Chief Compliance Officer fee (Note 4)	6,290
Reports to shareholders	6,246
Miscellaneous expense	3,090
Custody fees (Note 4)	2,380
Insurance expense	967
Total expenses	234,539
Less: advisory fee waiver (Note 4)	(56,049)
Net expenses	178,490
Net investment income	75,959

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	114,735
Net change in unrealized
appreciation on investments	596,461
Net realized and unrealized
gain on investments	711,196
Net increase in net assets
resulting from operations	$787,155

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2019	Year Ended
	(Unaudited)	February 28, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$75,959	$45,158
Net realized gain on investments	114,735	2,365,090
Net change in unrealized
appreciation/(depreciation)
on investments	596,461	(3,129,755)
Net increase/(decrease) in net
assets resulting from operations	787,155	(719,507)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	—	(1,416,019)
Total dividends and distributions	—	(1,416,019)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in
net assets derived from net
change in outstanding shares (a)	(1,402,798)	551,886
Total decrease in net assets	(615,643)	(1,583,640)
NET ASSETS
Beginning of period	24,655,762	26,239,402
End of period	$24,040,119	$24,655,762

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2019		Year Ended
	(Unaudited)		February 28, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	60,353	$1,652,198	47,706	$1,311,970
Shares issued in
reinvestment
of distributions	—	—	45,934	1,157,999
Shares redeemed	(111,392)	(3,054,996)	(67,524)	(1,918,083)
Net increase/
(decrease)	(51,039)	$(1,402,798)	26,116	$551,886

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/19		Year Ended
	(Unaudited)		2/28/19	2/28/18	2/28/17	2/29/16	2/28/15
Net asset value,
beginning of period	$27.05		$29.63	$26.05	$22.01	$28.31	$26.85
Income from
investment operations:
Net investment
income/(loss)	0.09		0.05	(0.10)	(0.03)	0.01	0.01
Net realized and
unrealized gain/(loss)
on investments	0.80		(1.00)	4.34	4.59	(4.12)	2.46
Total from investment
operations	0.89		(0.95)	4.24	4.56	(4.11)	2.47
Less distributions:
From net
investment income	—		—	—	—	(0.42)	(0.03)
From net
realized gain
on investments	—		(1.63)	(0.66)	(0.52)	(1.77)	(0.98)
Total distributions	—		(1.63)	(0.66)	(0.52)	(2.19)	(1.01)
Net asset value,
end of period	$27.94		$27.05	$29.63	$26.05	$22.01	$28.31
Total return	3.29	%‡	-2.79%	16.33%	20.90%	-15.13%	9.62%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$24,040		$24,656	$26,239	$23,508	$20,614	$25,246
Ratio of expenses to
average net assets:
Before fee waiver	1.90	%†	1.84%	1.81%	1.90%	1.85%	1.79%
After fee waiver	1.45	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	0.16	%†	(0.21)%	(0.72)%	(0.58)%	(0.48)%	(0.32)%
After fee waiver	0.61	%†	0.18%	(0.36)%	(0.13)%	(0.08)%	0.02%
Portfolio turnover rate	8.18	%‡	63.14%	41.95%	46.83%	40.60%	50.95%

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017 – 2019 or expected to be taken in the Fund’s 2020 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 9 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$279,168	$—	$—	$279,168
Finance and Insurance	3,090,268	—	—	3,090,268
Information	3,590,145	—	—	3,590,145
Manufacturing	7,692,818	—	—	7,692,818
Mining	954,210	—	—	954,210
Professional, Scientific,
and Technical Services	1,267,144	—	—	1,267,144
Real Estate, Rental,
and Leasing	828,270	—	—	828,270
Retail Trade	1,024,373	—	—	1,024,373
Transportation
and Warehousing	1,160,861	—	—	1,160,861
Utilities	578,326	—	—	578,326
Wholesale Trade	191,574	—	—	191,574
Total Common Stocks	20,657,157	—	—	20,657,157
REITs	2,065,795	—	—	2,065,795
Short-Term Investments	1,365,332	—	—	1,365,332
Total Investments
in Securities	$24,088,284	$—	$—	$24,088,284

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at August 31, 2019, the end of the reporting period. During the six months ended August 31, 2019, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework  Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

American Trust Investment Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the six months ended August 31, 2019, the Fund incurred $116,942 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.45% of average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2019, the Advisor reduced its fees in the amount of $56,049; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
2/29/20	$47,441
2/28/21	90,569
2/28/22	99,176
8/31/22	56,049
$293,235

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended August 31, 2019 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and the Custodian are affiliates of Fund Services. Fees paid by the Fund to U.S. Bank N.A. for custody services for the six months ended August 31, 2019 are disclosed in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,201,909 and $3,251,042, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $1,300,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2019, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the six months ended August 31, 2019 and the year ended February 28, 2019 was as follows:

	August 31, 2019	February 28, 2019
Long-term capital gains	$—	$1,416,019

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

As of February 28, 2019, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$21,331,726
Gross tax unrealized appreciation	3,636,190
Gross tax unrealized depreciation	(289,010)
Net tax unrealized appreciation (a)	3,347,180
Undistributed ordinary income	12,409
Undistributed long-term capital gain	1,968,741
Total distributable earnings	1,981,150
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$5,328,330

(a)	The book-basis and tax-basis net unrealized appreciation and cost are the same.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Socially Responsible Investing Policy Risk.  The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Large-Sized Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2019 (Unaudited), Continued

•
ADR Risk.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly- available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Emerging Markets Risk.  Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments.  Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. In addition, investments made in foreign currencies may be subject to the risk of currency devaluation or exchange rate risk.

NOTE 9 – SUBSEQUENT EVENTS

The Secretary and Vice President of the Trust resigned on September 12, 2019. Effective September 13, 2019, the Board appointed Elaine Richards, Senior Vice President, U.S. Bank Global Fund Services, as the new Secretary and Vice President of the Trust.  Effective October 1, 2019, the Board approved Sullivan & Worcester LLP as the Trust’s new counsel and independent counsel to the Independent Trustees.

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at August 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

AN-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Jeffrey T. Rauman_
  Jeffrey T. Rauman, President/Chief Executive
  Officer/Principal Executive Officer

Date   11/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeffrey T. Rauman_
  Jeffrey T. Rauman, President/Chief Executive
  Officer/Principal Executive Officer

Date   11/7/19

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal
  Financial Officer

Date   11/7/19

* Print the name and title of each signing officer under his or her signature.